                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2005
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                             PULASKI FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

           Missouri                   0-24571                43-1816913
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 (State or other Jurisdiction of      (Commission         (IRS Employer
  incorporation or organization)       File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
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                    (Address of principal executive offices)

                                 (314) 878-2210
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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          YEAR.
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     On July 20, 2005, the Board of Directors of Pulaski Financial Corp. (the "Company") voted to amend the Company's Bylaws by adding an age limitation provision to provide that current directors who attain age 75 1/2 years of age and new directors who attain the age of 70 1/2 shall be ineligible for nomination, election or appointment to the Board of Directors of the Company; provided, however, that such age limitation shall not limit the ability of a director to complete a current term of office. The new Article III, Section
3.13 of the Company's Bylaws is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
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      (a)  Financial Statements of Businesses Acquired: Not applicable

      (b)  Pro Forma Financial Information: Not applicable

      (c)  Exhibits

         Number           Description
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         99.1 Article III, Section 3.13 of the Company's Bylaws, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 21, 2005                  By:/s/ William A. Donius
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                                         William A. Donius
                                         President and Chief Executive Officer